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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 30, 2000



                             WINN-DIXIE STORES, INC.
             (Exact name of registrant as specified in its charter)


          Florida                                             59-0514290
 (State or other jurisdiction of                            (IRS Employer
  incorporation or organization)                          Identification No.)


 5050 Edgewood Court, Jacksonville, Florida               32254-3699
  (Address of principal executive offices)                (Zip Code)


                                 (904) 783-5000
              (Registrant's telephone number, including area code)



                                    Unchanged
              (Former name, former address and former fiscal year,
                         if changed since last report)
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Item 5.  Other Events

By press release dated October 30, 2000, Winn-Dixie Stores, Inc. announced an agreement with Jitney-Jungle Stores of America, Inc. and related companies, under which Winn-Dixie plans to purchase 72 grocery stores, 32 fuel centers and 2 liquor stores located in Mississippi, Alabama, Louisiana and Florida.



Item 7.  Financial Statements and Exhibits

   (a) Financial statements of business acquired: Not applicable

   (b) Pro forma financial information: Not applicable

   (c) Exhibits:

           99.1 Winn-Dixie Stores, Inc. Press Release dated October 30, 2000





                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:   October 30, 2000                          Winn-Dixie Stores, Inc.


                                             By:    ALLEN R. ROWLAND
                                                --------------------------
                                                    Allen R. Rowland
                                                      President and
                                                  Chief Executive Officer